Commitments and Contingent Liabilities (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Commitments And Contingent Liabilities [Abstract]
Lines of credit maximum borrowings	$ 2,000
Interest rate, description	This line of credit is unsecured and available provided that the Company maintains a 30% ratio of total tangible shareholders' equity to total tangible assets, and that the total credit use will be less than 70% of the Company and its subsidiaries’ receivables. Interest rates across this credit line varied from 0.3% to Prime (Israel Interbank Offered Rate) +0.7% (currently 2.3%) as of September 30, 2021.
Purchase commitments	$ 54,683
Royalties percentage	2.50%
Maximum amount of royalties payment	$ 625
Royalty expense	469	$ 469
Actual guaranteed rent	$ 575